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                    SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549


                                FORM 8-K

                    -----------------------------------


                             CURRENT REPORT


                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


   Date of Report (date of earliest event reported):  August 11, 1995

                          ALEX. BROWN INCORPORATED
- ----------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Maryland                        0-14199                  52-1434118
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   (State or other            (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                          Identification
   Incorporation)                                           Number)


    135 E. Baltimore Street, Baltimore, MD                  21202
- -----------------------------------------------------------------------------
   (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (410) 727-1700

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Item 5.   Other Events
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          SUBMISSION OF MATTERS TO VOTES OF SECURITY HOLDERS
          --------------------------------------------------

1. At the Annual Meeting of Stockholders of Alex. Brown Incorporated (the "Company") on April 25, 1995, the following matters were submitted to a vote of stockholders:

     (a) The following persons were elected as directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

                                     Votes              Votes
     Name                             For              Withheld*
Lee A. Ault III                    12,670,072            9,460
Neil R. Austrian                   12,661,053           18,479
Thomas C. Barry                    12,669,859            9,673
Benjamin H. Griswold IV            12,669,762            9,770
Donald B. Hebb, Jr.                12,670,215            9,317
A. B. Krongard                     12,670,662            8,870
Steven Muller, Ph.D.               12,670,362            9,170
David M. Norman                    12,670,162            9,370
Frank E. Richardson                12,670,162            9,370
Mayo A. Shattuck III               12,670,215            9,317

*    Including Abstentions and Broker Non-votes

     (b) With regard to the proposal to approve the Alex. Brown Incorporated 1995 Non-Employee Director Stock Purchase Plan, there were 11,990,561 votes cast "FOR", 630,806 votes cast "AGAINST" and 58,165 abstentions/broker non-votes.

2. At the Annual Meeting of Stockholders of the Company on April 25, 1994, the following matters were submitted to a vote of stockholders:

     (a) The following persons were elected as directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

                                     Votes              Votes
     Name                             For              Withheld*
Lee A. Ault III                    13,604,119          168,311
Thomas C. Barry                    13,728,134           44,296
Andre W. Brewster                  13,726,299           46,131
Benjamin H. Griswold IV            13,726,334           46,096
Donald B. Hebb, Jr.                13,604,534          167,896
A. B. Krongard                     13,728,134           44,296
Steven Muller, Ph.D.               13,725,039           47,391
David M. Norman                    13,602,659          169,771
Frank E. Richardson                13,727,234           45,196
Mayo A. Shattuck III               13,728,134           44,296


*    Including Abstentions and Broker Non-votes

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     (b)  With regard to the proposal to amend the Alex. Brown Incorporated 1991
Equity Incentive Plan, there were 8,962,551 votes cast "FOR", 2,745,857 votes cast "AGAINST" and 2,064,022 abstentions/broker non-votes.

     (c) With regard to the proposal to approve the Alex. Brown Incorporated Management Compensation Plan, there were 13,103,723 votes cast "FOR", 532,267 votes cast "AGAINST" and 136,440 abstentions/broker non-votes.

3. At the Annual Meeting of Stockholders of the Company on May 13, 1993, the following persons were elected as directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified:

                                     Votes              Votes
     Name                             For              Withheld*
Lee A. Ault III                    12,641,083           12,923
Thomas C. Barry                    12,641,555           12,451
Andre W. Brewster                  12,576,440           77,566
Benjamin H. Griswold IV            12,641,555           12,451
Donald B. Hebb, Jr.                12,641,555           12,451
A. B. Krongard                     12,641,240           12,766
Steven Muller, Ph.D.               12,634,925           19,081
David M. Norman                    12,570,225           83,781
Frank E. Richardson                12,641,555           12,451
Mayo A. Shattuck III               12,641,555           12,451

*    Including Abstentions and Broker Non-votes

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ALEX. BROWN INCORPORATED

Date:     August 11, 1995               By:  S/ ROBERT F. PRICE
                                        -----------------------------
                                        Robert F. Price
                                        Secretary and General Counsel

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